SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

November 14, 2012

DYNEGY INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33443	20- 5653152
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

601 Travis, Suite 1400, Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

(713) 507-6400

(Registrant’s telephone number, including area code)

N.A.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

As previously disclosed, on November 7, 2011, Dynegy Holdings, LLC (“DH”) and four of its wholly-owned subsidiaries filed voluntary petitions for relief under Chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of New York, Poughkeepsie Division (the “Bankruptcy Court”).  On July 6, 2012, Dynegy Inc. (“Dynegy”), DH’s direct parent, filed a voluntary petition for relief under the Bankruptcy Code in the Bankruptcy Court.  On September 10, 2012, the Bankruptcy Court entered an order confirming the Joint Chapter 11 Plan of Reorganization for DH and Dynegy (the “Joint Plan”).  As also previously disclosed, on September 30, 2012, pursuant to the terms of the Joint Plan, DH merged with and into Dynegy, with Dynegy continuing as the surviving entity.  On October 1, 2012 (the “Effective Date”), Dynegy consummated the reorganization under Chapter 11 pursuant to the Joint Plan and Dynegy exited bankruptcy.  At such time, Dynegy’s issued common stock and warrants were listed on the New York Stock Exchange and director nominees selected by certain creditor parties, as determined by the Joint Plan and confirmed by the Bankruptcy Court, were appointed as the new Board of Directors of Dynegy.

Due to the chapter 11 cases, Dynegy did not hold an annual meeting of stockholders in 2012.  Dynegy intends to hold its first annual meeting following the Effective Date on May 21, 2013. Dynegy will announce the record date, time and location of the 2013 annual meeting at a later date.  As Dynegy did not hold a 2012 annual meeting, the deadlines for the receipt of any stockholder proposals and director nominations to be considered at the 2013 annual meeting are as set forth below.

If a stockholder wants to include a proposal in Dynegy’s proxy statement and form of proxy for presentation at the 2013 annual meeting of stockholders pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, the proposal must be received by our Corporate Secretary at 601 Travis Street, Suite 1400, Houston, TX 77002 on or before the close of business on Monday, December 31, 2012.

If a stockholder wants to introduce an item of business or proposal outside the processes of Rule 14a-8, in accordance with the terms and procedures specified in Dynegy’s Fourth Amended and Restated Bylaws, notice of stockholder proposals or stockholder director nominees must be received at Dynegy’s offices as specified above between Tuesday, January 22, 2013 and Wednesday, February 20, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNEGY INC.
(Registrant)

Dated: November 14, 2012	By:	/s/ Catherine B. Callaway
	Name:	Catherine B. Callaway
	Title:	Executive Vice President, General Counsel and Chief Compliance Officer